Exhibit 21.1

Essex Property Trust, Inc
and Essex Portfolio, L.P.

List of Subsidiaries

1.	Essex Portfolio, L.P., a California limited partnership
2.	Essex Management Corporation, a California corporation
3.	Essex Palisades Facilitator, a California limited partnership
4.	Essex Sunpointe Ltd., a California limited partnership
5.	Essex Mirabella Marina Apartments, L.P., a California limited partnership
6.	Essex San Ramon Partners L.P., a California limited partnership
7.	Essex Fidelity I Corporation, a California corporation
8.	Essex Camarillo Corporation, a California corporation
9.	Essex Camarillo L.P., a California limited partnership
10.	Essex Meadowood, L.P., a California limited partnership
11.	Essex Bunker Hill, L.P., a California limited partnership
12.	Essex Treetops, L.P., a California limited partnership
13.	Essex Bluffs, L.P., a California limited partnership
14.	Essex Huntington Breakers, L.P., a California limited partnership
15.	Essex Stonehedge Village, L.P., a California limited partnership
16.	Essex Bridle Trails, L.P., a California limited partnership
17.	Fountain Court Apartment Associates, L.P., a Washington limited partnership
18.	Essex Inglenook Court, LLC, a Delaware limited liability company
19.	Essex Wandering Creek, LLC, a Delaware limited liability company
20.	Essex Columbus, L.P., a California limited partnership
21.	Essex Lorraine, L.P., a California limited partnership
22.	Essex Glenbrook, L.P., a California limited partnership
23.	Essex Euclid, L.P., a California limited partnership
24.	Richmond Essex L.P., a California limited partnership
25.	Essex Wilshire, L.P., a California limited partnership
26.	Essex Wynhaven, L.P., a California limited partnership
27.	Jackson School Village Limited Partnership, a California limited partnership
28.	Mt. Sutro Terrace Associates Ltd., a California limited partnership
29.	Essex Carlyle, L.P., a California limited partnership
30.	Essex Dupont Lofts, L.P., a California limited partnership
31.	ESG Properties I, LLC, a Delaware limited liability company
32.	Essex Cochran, L.P., a California limited partnership
33.	Essex Kings Road, L.P., a California limited partnership
34.	Essex Le Parc, L.P., a California limited partnership
35.	Essex Monterey Villas, L.P., a California limited partnership
36.	Essex Monterey Villas, LLC, a Delaware limited liability company
37.	Essex Jaysac Tasman, L.P., a California limited partnership
38.	Western Blossom Hill Investors, a California limited partnership
39.	Western-Los Gatos I Investors, a California limited partnership
40.	Western Highridge Investors, a California limited partnership
41.	Western-San Jose III Investors, a California limited partnership
42.	Western Riviera Investors, a California limited partnership
43.	Western-Palo Alto II Investors, a California limited partnership
44.	Irvington Square Associates, a California limited partnership
45.	Western-Seven Trees Investors, a California limited partnership
46.	Western-Las Hadas Investors, a California limited partnership
47.	San Pablo Medical Investors, Ltd., a California limited partnership
48.	Gilroy Associates, a California limited partnership
49.	The Oakbrook Company, a Ohio limited partnership
50.	Pine Grove Apartment Fund, Ltd., a California limited partnership

51.	Valley Park Apartments, Ltd., a California limited partnership
52.	Fairhaven Apartment Fund, Ltd., a California limited partnership
53.	K-H Properties, a California limited partnership
54.	Villa Angelina Apartment Fund, Ltd., a California limited partnership
55.	Essex Camarillo Oaks 789, L.P., a California limited partnership
56.	Essex Emerald Ridge, L.P., a California limited partnership
57.	Essex Evergreen Heights, L.P., a California limited partnership
58.	Essex Sammamish View, L.P., a California limited partnership
59.	Essex Wharfside Pointe, L.P., a California limited partnership
60.	Essex CAL-WA, L.P., a California limited partnership
61.	Essex Marina City Club, L.P., a California limited partnership
62.	Essex Fountain Park Apartments, L.P., a California limited partnership
63.	Essex SPE, LLC, a Delaware limited liability company
64.	Essex MCC, LLC, a Delaware limited liability company
65.	Essex Excess Assets TRS, Inc., a Delaware corporation
66.	Essex The Pointe, L.P., a California limited partnership
67.	Essex Tierra Vista, L.P., a California limited partnership
68.	EMC SPE, LLC, a Delaware limited liability company
69.	Essex Apartment Value Fund II, L.P., a Delaware limited partnership
70.	Essex VFGP II, L.P., a Delaware limited partnership
71.	Essex Vista Belvedere, L.P., a California limited partnership
72.	Essex Carlmont Woods Apartments, L.P., a California limited partnership
73.	Essex Harbor Cove Apartments, L.P., a California limited partnership
74.	Essex Marbrisa Long Beach, L.P., a California limited partnership
75.	Essex Marina City Club, LLC, a Delaware limited liability company
76.	Essex Northwest Gateway, LLC, a Delaware limited liability company
77.	Essex VFGP II, Inc., a Delaware corporation
78.	Essex Lake Merritt, Inc., a California corporation
79.	Essex Brighton Ridge, L.P., a California limited partnership
80.	Essex Canyon Pointe, L.P., a California limited partnership
81.	Essex Morning Run Apartments, L.P., a California limited partnership
82.	Essex Fairwood Pond, L.P., a California limited partnership
83.	Park Hill LLC, a Washington limited liability company
84.	Essex NBN SPE, LLC, a Delaware limited liability company
85.	Essex Gateway Management, LLC, a California limited liability company
86.	Essex Eastridge, Inc., a California corporation
87.	Essex Tracy Development, Inc., a California corporation
88.	Essex Property Financial Corporation, a California corporation
89.	Northwest Gateway Apartments, L.P., a California limited partnership
90.	Essex Eastlake Union, L.P., a California limited partnership
91.	Essex Davey Glen Apartments, L.P., a California limited partnership
92.	Essex Renaissance Apartments, L.P., a California limited partnership
93.	Essex Alderwood Park Apartments, L.P., a California limited partnership
94.	Essex Alamo, L.P., a Delaware limited partnership
95.	Essex Broadway, LLC, a Washington limited liability company
96.	Essex HGA, LLC, a Delaware limited liability company
97.	Essex Hillsdale Garden Apartments, L.P., a California limited partnership
98.	Essex Camino Ruiz Apartments, L.P., a California limited partnership
99.	Essex Harvest Park Apartments, L.P., a California limited partnership
100.	Belmont Affordable Partners, L.P., a California limited partnership
101.	Essex Chestnut Apartments, L.P., a California limited partnership
102.	Essex Canyon Oaks Apartments, L.P., a California limited partnership
103.	Essex Coldwater Canyon Apartments, L.P., a California limited partnership
104.	Essex Esplanade, L.P., a California limited partnership
105.	Pacific Western Insurance LLC, a Hawaii limited liability company
106.	Western-Mountain View II Investors, a California limited partnership

107.	Western-San Jose IV Investors Limited Partnership, a California limited partnership
108.	Essex Berkeley 4th Street, L.P., a California limited partnership
109.	Newport Beach North LLC, a Delaware limited liability company
110.	Essex Summerhill Park, L.P., a California limited partnership
111.	Essex Skyline, L.P., a Delaware limited partnership
112.	Essex San Fernando, L.P., a California limited partnership
113.	Essex Eagle Rim, L.P., a California limited partnership
114.	Essex Hillcrest Park, L.P., a California limited partnership
115.	Essex The Commons, L.P., a California limited partnership
116.	Essex Derian, L.P., a California limited partnership
117.	Essex Bella Villagio, L.P., a California limited partnership
118.	Essex NoHo Apartments, L.P., a California limited partnership
119.	Essex Hillsborough Park, L.P., a California limited partnership
120.	Essex Santee Court, L.P., a California limited partnership
121.	Essex City View, L.P., a California limited partnership
122.	Essex Courtyard, L.P., a California limited partnership
123.	Essex Corbella, L.P., a California limited partnership
124.	Essex Anavia, L.P., a California limited partnership
125.	Essex Waterford, L.P., a California limited partnership
126.	Essex 416 on Broadway, L.P., a California limited partnership
127.	RP/Essex Skyline Holdings, L.L.C., a Delaware limited liability company
128.	Essex Valley Village Magnolia, LLC, a Delaware limited liability company
129.	Essex Queen Anne, LLC, a Washington limited liability company
130.	Essex Wesco, L.P., a California limited partnership
131.	Essex Arbors, L.P., a California limited partnership
132.	Essex Cadence GP, L.P., a Delaware limited partnership
133.	Essex Cadence Owner, L.P., a California limited partnership
134.	Cadence San Jose, L.P., a Delaware limited partnership
135.	Essex Warner Center, L.P., a California limited partnership
136.	Essex Bellerive, L.P., a California limited partnership
137.	Essex Bernard, L.P., a California limited partnership
138.	Essex Dublin GP, L.P., a Delaware limited partnership
139.	Essex Dublin Owner, L.P., a California limited partnership
140.	West Bart Dublin, L.P., a Delaware limited partnership
141.	Essex P.M., L.P., a California limited partnership
142.	Essex Redmond Hill CW, L.P., a California limited partnership
143.	Essex Redmond Hill NE, L.P., a California limited partnership
144.	Essex Monarch I, L.P., a Delaware limited partnership
145.	Essex Monarch La Brea Apartments, L.P., a California limited partnership
146.	Essex Monarch II, L.P., a Delaware limited partnership
147.	Essex Monarch Santa Monica Apartments, L.P., a California limited partnership
148.	Essex Briarwood, L.P., a California limited partnership
149.	Essex The Woods, L.P., a California limited partnership
150.	Essex JMS Acquisition, L.P. , a California limited partnership
151.	Wesco I, LLC, a Delaware limited liability company
152.	Santa Clara Square, LLC, a California limited liability company
153.	Wesco GP, LLC, a Delaware limited liability company
154.	Cadence REIT, LLC, a Delaware limited liability company
155.	LINC REIT, LLC, a Delaware limited liability company
156.	Wesco II, LLC, a Delaware limited liability company
157.	EssexMonarch GP I, LLC, a Delaware limited liability company
158.	EssexMonarch GP II, LLC, a Delaware limited liability company
159.	Essex Monarch Guarantor I, a California general partnership
160.	Essex Monarch Guarantor II, a California general partnership
161.	Wesco Redmond CW GP, LLC, a Delaware limited liability company
162.	Wesco Redmond NE GP, LLC, a Delaware limited liability company

163.	Essex CPP, GP, L.P., a Delaware limited liability company
164.	Essex CPP, L.P., a Delaware limited liability company
165.	Essex CPP REIT, LLC, a Delaware limited liability company
166.	Essex SF GP, L.P., a California limited partnership
167.	Essex SF Owner, L.P., a California limited partnership
168.	Essex SF, L.P., a Delaware limited liability company
169.	Essex SF Manager, L.P., a California limited partnership
170.	Essex SF REIT, LLC, a Delaware limited liability company
171.	Essex Huntington on Edinger, L.P., a California limited partnership
172.	Essex Montebello, L.P., a California limited partnership
173.	Rockwood Christie, LLC, a Delaware limited liability company
174.	Essex Elkhorn Owner, L.P., a California limited partnership
175.	Essex PE Lofts, L.P., a California limited partnership
176.	Essex Riley Square, L.P., a California limited partnership
177.	Essex Moorpark GP, L.P., a California limited partnership
178.	Essex Moorpark Owner, L.P., a California limited partnership
179.	Essex Moorpark, L.P., a Delaware limited partnership
180.	Essex Moorpark REIT, LLC, a Delaware limited liability company
181.	Essex Madrid, L.P., a California limited partnership
182.	Essex Wesco III, L.P. a California limited partnership
183.	Wesco III, LLC, a Delaware limited liability company
184.	Wesco III GP, LLC, a Delaware limited liability company
185.	Essex Haver Hill, L.P., a California limited partnership
186.	Essex Piazza, L.P., a California limited partnership
187.	Essex Walnut REIT, LLC, a Delaware limited liability company
188.	Essex OSM REIT, LCC, a Delaware limited liability company
189.	Essex Fox Plaza, L.P., a California limited partnership
190.	Essex Walnut GP, L.P., a Delaware limited partnership
191.	Essex Walnut Owner, L.P., a California limited partnership
192.	Essex Walnut, L.P., a Delaware limited partnership
193.	Essex OSM GP, L.P., a Delaware limited partnership
194.	Essex OSM, L.P., a Delaware limited partnership
195.	Essex Regency Escuela, L.P., a California limited partnership
196.	La Brea Affordable Partners, L.P., a California limited partnership
197.	Santa Monica Affordable Partners, L.P., a California limited partnership
198.	Essex Gas Company Lofts, L.P., a California limited partnership
199.	BEX Portfolio, Inc., a Delaware limited liability company